                                                                    Exhibit 23.1

                       Consent of Independent Accountants

We consent to the  incorporation by reference in the  registration  statement of
Decorize,  Inc. on Form S-8 of our report dated  September  3, 2003,  except for
Note 12 as to  which  the date is  September  24,  2003,  on our  audits  of the consolidated  financial  statements of Decorize,  Inc. as of and for years ended
June 30, 2003 and 2002,  which  report is included in the Annual  Report on Form
10-KSB.

                                       /s/ BKD, LLP

Springfield, Missouri
December 10, 2003